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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         May 19, 2004
                                                 -------------------------------

                                LNB Bancorp, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Ohio                           000-13203                 34-1406303
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

     457 Broadway, Lorain, Ohio                                 44052-1769
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's Telephone Number, including Area Code       (440) 244-6000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 9.  REGULATION FD DISCLOSURE

                    On June 7, 2002, LNB Bancorp, Inc (the "Company") disclosed that the Securities and Exchange Commission was conducting an informal inquiry of the Company's purchases of its common shares during the period of January 2000 to July 2001.

                   On May 19, 2004, a settlement of a civil action against the
            Company, was filed by the Securities and Exchange Commission in the United States District Court for the Northern District of Ohio. The government's Complaint alleged that the Company manipulated the price of the Company's common stock, which is listed on the Nasdaq National Market, by purchasing stock for retirement plans of Lorain National Bank, a wholly-owned subsidiary of the Company at or near the close of the trading day. Named in the Complaint were the Company, then Company officers Thomas Ryan and Gary Smith, both of whom have retired, and Gerald S. Falcon and Thomas Eschke who are officers of Lorain National Bank.

                  Pursuant to the terms of settlement, the Company voluntarily consented, without admitting or denying any of the substantive allegations contained in the Complaint, to the entry of a Final Order of permanent injunction enjoining it from violating Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5. Pursuant to the terms of settlement, the Company consented to pay a civil penalty in an amount totaling $100,000. This amount was sufficiently accrued in 2002 and this fine will not materially impact future financial results of the Company.

                  In the same action, without admitting or denying any of the substantive allegations contained in the Complaint, former Company officers Thomas Ryan and Gary Smith, and Lorain National Bank officers Gerald S. Falcon and Thomas Eschke voluntarily consented to the entry of a Final Order of permanent injunction enjoining them from violating Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5. Thomas Ryan consented to a fine of $100,000, and has voluntarily consented to be barred from serving as an officer or Board member of any public company. Gary Smith, Gerald S. Falcon, and Thomas Eschke voluntarily consented to fines of $50,000, $25,000, and $10,000, respectively.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:       May 19, 2004

                                         LNB Bancorp, Inc.

                                         By:  /s/ Terry M. White
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                                                  Terry M. White
                                                  Executive Vice President & CFO